Events after the reporting date	Feb. 07, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting date	Events after the reporting date
On January 16, 2025, the Company acquired 100% of the shares of ACP Advanced Circuit Pursuit AG (“ACP”), a Zurich-based company recognized for its RF IP portfolio and expertise in RF CMOS technology, in an all cash transaction. The acquisition does not meet any of the materiality criteria for disclosure.
On April 3, 2025, the Company announced that it had regained compliance with the New York Stock Exchange (NYSE) continued listing standards. On April 9, 2024, the NYSE notified Sequans of its non-compliance due to the Company’s average global market capitalization falling below$50 million over a consecutive 30-trading-day period, while at the same time, its stockholders’ equity was below $50 million. Additionally, the average closing price of the Company’s American Depositary Shares (ADSs) was below $1.00 per share over a consecutive 30-trading-day period. To address these deficiencies and restore compliance, Sequans took corrective actions, including adjusting the ratio of its ordinary shares represented by ADSs, effective October 9, 2024, and increasing its stockholders’ equity and market capitalization following a $200 million strategic transaction that closed September 30, 2024. The change in exchange ratio had the same effect as a 1-for-2.5 reverse stock split of the ADSs, effectively increasing the trading price of the ADSs to meet NYSE listing requirements. The gains from the strategic transactions resulted in a significant increase in stockholders’ equity. Following these measures, the NYSE has confirmed that Sequans is now fully compliant with all applicable listing requirements.